UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2025 (July 14, 2025)

ADAPTI, INC.

(Exact name of Registrant as Specified in Its Charter)

Nevada	000-53336	01-0884561
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2278 Monitor St.,
Dallas, Texas	85004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (775) 375-1500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amended and Restated Membership Interest Purchase Agreement

On July 14, 2025, Adapti, Inc. (the “Company”) entered into an amended and restated membership interest purchase agreement (the “Purchase Agreement”) with BSG Holdings, LLC and JBAH Holdings, LLC (“Sellers”), pursuant to which the Company acquired, from the Sellers, 100% of the outstanding membership interests (“Membership Interests”) of Ballengee Group, LLC (“Ballengee”), a Texas-based sports agency. The acquisition of the Membership Interests closed on July 14, 2025 (the “Closing Date”).

Pursuant to the Purchase Agreement, as consideration for the acquisition of the Membership Interest, the Company is required to pay the Sellers, pro rata, the following aggregate consideration (collectively, the “Consideration”): (i) 6,500,000 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”) valued at $20,000,000, based on the volume-weighted average price per share of the Common Stock for the ten trading days prior to closing (the “Stock Consideration”), (ii) a participating promissory note having a principal amount of $7,500,000 (the “Note(s)”), and (iii) up to $20,000,000 in earnout consideration to paid over a four (4) year period on the achievement of certain milestones by Ballengee post-acquisition (the “Earnout Consideration”).

Participating Notes

The Notes were issued on the Closing Date and have: (i) a maturity date of June 30, 2030, and (ii) an interest rate of five percent (5%) per annum. Prior to the maturity date, the Company is required to make mandatory payments on the Notes: (i) in the event the Company completes an offering of its securities resulting in gross proceeds of at least $250,000, and (ii) from free cash flow generated by Ballengee, as a standalone entity.

Earnout Consideration

The Earnout Consideration is payable in Common Stock over a four (4) year period beginning on January 1, 2025 and ending on December 31, 2028 (each year, an “Earnout Year”). For each Earnout Year, based on Ballengee’s earnings before interest, taxes, depreciation and amortization (“EBITDA”), the Sellers will receive the following aggregate consideration: (i) no Earnout Consideration will be earned if EBITDA is less than $2,000,000, (ii) Earnout Consideration will equal EBITDA for EBITDA between $2,000,000 and $5,000,000, and (iii) Earnout Consideration will be $5,000,000 for EBITDA of $5,000,000 or more. The valuation of the Earnout Consideration Common Stock will be valued using the volume weighted average closing price of the Common Stock for the ten (10) trading days immediately prior to December 31 of each applicable Earnout Year.

Lock-Up Agreements

As part of the transaction, the Purchase Agreement requires that each Seller entered into a lock-up agreement (each, a “Lock-Up Agreement”) prohibiting the Seller from selling the Common Stock underlying the Stock Consideration and future Earnout Consideration for a period of eighteen (18) months from the Closing Date and thereafter, Sellers are only permitted to sell ten percent (10%) or less of the average daily trading volume of the Common Stock for the five (5) trading days preceding such sale.

In addition, as part of the Consideration, certain employees of Ballengee receiving an aggregate of 987,188 shares of Common Stock underlying the Stock Consideration will be subject to lock-up terms substantially similar to the Lock-Up Agreements (as defined below) and other conditions to be determined by Ballengee within forty-five (45) days of the Closing Date.

Lease Amendment

As a condition to the Purchase Agreement, Ballengee entered into an amendment to its current lease with its landlord (an entity controlled by James Ballengee) (the “Lease Amendment”). Pursuant to the Lease Amendment, the monthly rent payments may be made in Common Stock in lieu of cash (the “Lease Shares”). The Lease Shares will be valued based on the closing price of the Common Stock on the date such rent payment becomes due and payable. The ability of the Company to make payments in Lease Shares in lieu of cash ends if the Common Stock ceases to be eligible to trade on a stock exchange or interdealer quotation system at any time.

Registration Rights.

Pursuant to the Purchase Agreement, upon the completion of a Qualified Offering, the Company agrees to use commercially reasonable efforts to file a registration statement (“Registration Statement”) to register the shares of Common Stock issued as Stock Consideration, Earnout Consideration, and Lease Shares, each to the extent available for registration under Securities and Exchange Commission (“SEC”) rules.

The foregoing summaries of each of the Purchase Agreement, Notes, and Lock-Up Agreements are qualified in their entirety by reference to the full text of each such document, a copy of the form of each is attached hereto as Exhibits 10.01, 10.02, and 10.03, respectively, and each of which is incorporated herein in its entirety by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth above in Item 1.01 and set forth in Item 9.01 under “Financial Statements” are both incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 is incorporated herein by reference in its entirety.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth above in Item 1.01 is incorporated by reference herein. The Stock Consideration and any future issuances of Common Stock pursuant to the Earnout Consideration or Lease Shares, are not registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder. This current report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

Item 5.01 Changes in Control of Registrant.

As a result of the transactions described under Item 1.01 above, the Sellers received at the Closing Date (net of employees receiving Stock Consideration), 5,512,812 shares of Common Stock or approximately 68.63 % of the Company’s issued and outstanding shares of Common Stock on a post issuance basis. James Ballengee, has voting and dispositive control with respect to all the securities held by the Sellers. Accordingly, Mr. Ballengee has the sole ability to influence matters of the Company requiring stockholder approval, including the election and removal of directors, amendments to the Company’s articles of incorporation and bylaws, and other major corporate transactions. In addition, Mr. Ballengee may receive additional shares of Common Stock pursuant to the Earnout Consideration or Lease Shares, each as described in Item 1.01. Such issuances may result in Mr. Ballengee owning an even greater percentage of our Common Stock.

Except as described in this Item 5.01, there are no arrangements known to the Company, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a further change in control of the Company.

Item 5.02 Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Jeff Campbell to Board of Directors

Pursuant to a consulting agreement entered into by and between the Company and Jeff Campbell dated June 30, 2025 (the “Campbell Consulting Agreement”), upon completion of the acquisition of the Membership Interests, the Company’s board of directors (“Board”) agreed to appoint Mr. Campbell as its executive chairman beginning on the Closing Date. Accordingly, as a result of the completion of the acquisition of the Membership Interests described in Item 1.01 above, on the July 14, 2025, the Board appointed Jeff Campbell to serve as the Company’s Chairman of the Board. Accordingly, as of the Closing Date, the Board now has four (4) acting directors. Mr. Campbell will serve until the next annual meeting of shareholders of the Company, or until such time as he resigns, or is removed, or his successor is appointed.

Pursuant to the Campbell Consulting Agreement, beginning on the Closing Date, Mr. Campbell is entitled to receive $20,000 per month for his services as executive chairman of the Board (the “Monthly Fee”). The Monthly Fee will accrue until the earlier of the following: (i) such time as the Company and Mr. Campbell reasonably agree that the Company is adequately capitalized and able to meet its ongoing obligations, (ii) the date that Mr. Campbell enters into an employment agreement with the Company, or (iii) thirty (30) days after the termination of the Campbell Consulting Agreement for any reason (each of (i) through (iii) being referred to hereinafter as the “Payment Date”). On the Payment Date, the Company may pay all accrued Monthly Fees to Mr. Campbell in either (i) cash, (ii) Common Stock, or (iii) a combination of cash and Common Stock. Subsequent to any Payment Date, to the extent the Campbell Consulting Agreement is still effective, all future Monthly Fees will be payable in cash.

Transactions between the Company and Mr. Campbell

Consulting Arrangement

Prior to entering into the Campbell Consulting Agreement, beginning on April 1, 2024, the Company agreed to pay Mr. Campbell $10,000 per month for general consulting services. As of July 14, 2025, a total of $155,000 has accrued and is due to Mr. Campbell. This arrangement terminated upon the Cambell Consulting Agreement becoming effective on July 14, 2025.

Company Promissory Notes

On September 25, 2024, Mr. Campbell loaned the Company $100,000 in principal pursuant to an unsecured promissory note (the “Company Note”), which matures on September 25, 2025. The Company Note accrues interest at a rate of twelve percent (12%) per annum and may be prepaid at any time. Additionally, the Company Note has a twelve percent (12%) fee due and payable to Mr. Campbell at maturity (or earlier if upon prepayment), along with principal and interest under the Company Note.

The Company Note is convertible into Common Stock at any time prior to maturity, at the election of the holder at a price per share equal to $4.00 (“Conversion Price”). In addition, the Company has the right but not the obligation, to force a conversion of amounts due under the Company Note at the same price, in the event that: (i) the closing price of the Common Stock is equal to or greater than $16.00 for ten (10) consecutive trading days, (ii) the average daily volume for those trading days exceeds 2,500 shares, and (iii) the shares underlying conversion will be able to be issued without a restrictive legend pursuant to applicable securities laws.

The Company Note contains standard default provisions, the occurrence of which would accelerate all amounts due under the Company Note.

Ballengee Promissory Note

On June 2, 2025, Mr. Campbell loaned Ballengee $250,000 in principal pursuant to a promissory note (the “Ballengee Note”). The Ballengee Note accrues interest at the rate of twelve percent (12%) per annum and matured on July 17, 2025. As of July 18, 2025, the Ballengee Note remains outstanding.

The foregoing summaries of each of the Campbell Consulting Agreement, Company Note and Ballengee Note are qualified in their entirety by reference to the full text of each such document, a copy of the form of each is attached hereto as Exhibits 10.04 10.05, and 10.06, respectively, and each of which is incorporated herein in its entirety by reference.

Item 8.01 Other Events.

The Company issued a press release announcing the acquisition of Ballengee on July 17, 2025. A copy of the press release is attached hereto as Exhibit 99.01 and is incorporated by reference herein.

Item 9.01 Financial Statement and Exhibits.

Financial Statements

(a) Financial Statements of Businesses Acquired.

The financial statements required by this item will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed pursuant to Item 2.01 of Form 8-K.

(b) Pro Forma Financial Information.

The pro forma financial information required by this item will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed pursuant to Item 2.01 of Form 8-K.

(d) Exhibits.

Exhibit No.	Description
10.01	Form of Amended and Restated Membership Purchase Agreement dated July 14, 2025 for the acquisition of Ballengee Group, LLC
10.02	Form of Participating Note dated July 14, 2025
10.03	Form of Lock-Up Agreement for Ballengee Acquisition
10.04	Form of Campbell Consulting Agreement dated June 30, 2025 (incorporated by reference to Exhibit 10.2 of the Company’s Form 10-K filed with the SEC on July 3, 2025).
10.05	Promissory Note entered into by and between Jeff Campbell and the Company, dated September 25, 2024.
10.06	Promissory Note entered into by and between Jeff Campbell and Ballengee, dated June 2, 2025.
99.01	Press Release dated July 17, 2025 announcing Ballengee Acquisition
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 of and Section 21E of the Exchange Act. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “continues,” “could,” “estimates,” “expects,” “guidance,” “may,” “might,” “outlook,” “possibly,” “potential,” “projects,” “prospects,” “should,” “will,” “would,” and similar references to future periods, but the absence of these words does not mean that a statement is not forward-looking. Actual results may differ materially from the results anticipated in these forward-looking statements. While forward-looking statements are based on assumptions and analyses made by us that we believe to be reasonable under the circumstances, whether actual results and developments will meet our expectations and predictions depend on a number of risks and uncertainties which could cause our actual results, performance, and financial condition to differ materially from our expectations. See “Risk Factors” in our most recent periodic reports filed with the SEC for a discussion of risk factors that affect our business. Any forward-looking statement made by the Company in this Current Report on Form 8-K speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future development, or otherwise, except as may be required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 18, 2025	Adapti, Inc.

	By:	/s/ Adam Nicosia
Adam Nicosia
Chief Executive Officer